UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2018 (April 26, 2018)

DELPHI TECHNOLOGIES PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38110	98-1367514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Angel Court, 10th Floor

London EC2R 7HJ, UK

United Kingdom

(Address of principal executive offices)

Registrant’s telephone number, including area code:

011-44- 020-305-74300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                 Submission of Matters to a Vote of Security Holders

On April 26, 2018, Delphi Technologies PLC (the “Company”) held its 2018 Annual General Meeting of Shareholders (the “Annual Meeting”). The shareholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robin J. Adams	72,851,203	12,397	90,561	3,059,110
Liam Butterworth	72,919,411	17,454	17,296	3,059,110
Joseph S. Cantie	72,918,868	17,362	17,931	3,059,110
Nelda J. Connors	72,147,156	716,526	90,479	3,059,110
Gary L. Cowger	72,856,292	80,154	17,715	3,059,110
David S. Haffner	72,843,065	17,363	93,733	3,059,110
Helmut Leube	72,846,054	17,432	90,675	3,059,110
Timothy M. Manganello	72,592,351	343,831	17,979	3,059,110
Hari N. Nair	72,321,640	538,728	93,793	3,059,110
MaryAnn Wright	72,924,957	12,266	16,938	3,059,110

2. The proposal to ratify that Ernst & Young LLP be appointed as the auditors of the Company from the conclusion of the 2018 Annual Meeting until the conclusion of the Annual Meeting of the Company to be held in 2019; that Ernst & Young LLP be appointed as the Company’s independent registered public accounting firm for purposes of United States securities law reporting for the year ending December 31, 2018; and that the Company’s directors be authorized to determine the fees to be paid to the auditors was approved based upon the following votes:

Votes for	75,604,699
Votes against	146,847
Abstentions	261,725

There were no broker non-votes for this item.

3. The proposal to approve the compensation of our named executive officers was approved based upon the following advisory, non-binding vote:

Votes for	69,089,945
Votes against	3,831,957
Abstentions	32,259
Broker non-votes	3,059,110

4. The shareholders recommended that we conduct future advisory votes on named executive compensation every one year based upon the following advisory, non-binding vote:

Every one year	70,006,222
Every two years	21,195
Every three years	2,868,321
Abstentions	58,423
Broker non-votes	3,059,110

A majority of the votes cast at the Annual Meeting were voted in favor of an annual say-on-pay vote. This vote was consistent with the recommendation of the Company’s Board of Directors in the Proxy Statement for the Annual Meeting. The Company has determined that it will hold an annual say-on-pay vote until the next advisory vote on the frequency of future say-on-pay votes. The next required advisory vote on the frequency will occur no later than 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI TECHNOLOGIES PLC

Date: April 27, 2018	By:	/s/ James D. Harrington
	Name:	James D. Harrington
	Title:	Senior Vice President, General Counsel, Secretary and Chief Compliance Officer